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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 3, 2000


                                MUSTANG.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             CALIFORNIA                 0-25678               70-0204718
  (STATE OR OTHER JURISDICTION      (COMMISSION FILE       (I.R.S. EMPLOYER
        OF INCORPORATION)               NUMBER)            IDENTIFICATION NO.)

6200 LAKE MING ROAD, BAKERSFIELD, CA                             93306
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (661) 873-2500


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS

On May 3, 2000, Quintus Corporation filed a supplement under Rules 424(b)(3) and 424(c) of the Securities Act of 1933, as amended, to the proxy statement/prospectus dated April 11, 2000 relating to the proposed merger of Registrant into a subsidiary of Quintus Corporation.

A copy of the supplement to the proxy statement/prospectus is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)     EXHIBITS.


99.1    Proxy Statement/Prospectus Supplement dated May 3, 2000.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         MUSTANG.COM, INC.


Date:  May 3, 2000                       By: /s/ DONALD M. LEONARD
                                            -----------------------------------
                                         Name:  Donald M. Leonard
                                         Title: Vice President of Finance and
                                                Chief Executive Officer